                         FOREST CITY ENTERPRISES, INC.


                    Notice of Annual Meeting of Shareholders
                             To Be Held June 8, 1999


NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Forest City Enterprises, Inc. will be held in the ballroom of the Ritz-Carlton Hotel, 1515 West Third Street, Cleveland, Ohio 44113, on Tuesday, June 8, 1999 at 2:00 p.m., local time, for the purpose of considering and acting upon:

     (1) The election of twelve (12) directors, each to hold office until the next annual shareholders' meeting and until a successor shall be elected and qualified. Three (3) directors will be elected by holders of Class A Common Stock and nine (9) by holders of Class B Common Stock.

     (2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2000.

     (3) Such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on April 15, 1999 will be entitled to notice of and to vote at such annual meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS
                                   Thomas G. Smith, Secretary



Cleveland, Ohio
April 27, 1999


IMPORTANT:  It is  important  that your  stock be  represented  at the  meeting.
     Whether or not you intend to be present, please mark, date and sign the appropriate enclosed proxy or proxies and send them by return mail in the enclosed envelope, which requires no postage if mailed in the United States.

                          FOREST CITY ENTERPRISES, INC.

                                 Proxy Statement
                     Solicitation and Revocation of Proxies

The enclosed Proxy or Proxies relating to shares of Class A Common Stock and Class B Common Stock are solicited on behalf of the Board of Directors of Forest City Enterprises, Inc. (the "Company") for use at the annual meeting of shareholders to be held on Tuesday, June 8, 1999 at 2:00 p.m., local time, in the ballroom of the Ritz -Carlton Hotel, 1515 West Third Street, Cleveland, Ohio 44113. This Proxy Statement and related form of proxy are being first sent to shareholders on or about May 3, 1999. A shareholder giving a Proxy may revoke the same by notifying the Secretary of the Company in writing or at the annual meeting, without affecting any vote previously taken.

                      Outstanding Shares and Voting Rights

As of April 15, 1999, the record date fixed for the determination of shareholders entitled to vote at the annual meeting, there were outstanding 19,284,216 shares of Class A Common Stock, par value $.33 1/3 per share, and 10,699,796 shares of Class B Common Stock, par value $.33 1/3 per share, of the Company (collectively "Common Stock"). At the annual meeting, the holders of Class A Common Stock will be entitled as a class to elect three (3) directors, and will be entitled to one vote per share for this purpose. Michael P. Esposito, Jr., Joan K. Shafran and Louis Stokes have been nominated for election to serve as these directors. At the annual meeting, the holders of Class B Common Stock will be entitled as a class to elect nine (9) directors, and will be entitled to one vote per share for this purpose. Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner, Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen, Brian J. Ratner and Deborah Ratner Salzberg have been nominated for election to serve as these directors. Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock will vote together on all other matters presented at the meeting and will be entitled to one (1) vote per share of Class A Common Stock and ten (10) votes per share of Class B Common Stock held of record.

If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than forty-eight hours before the time fixed for the holding of the meeting that such shareholder desires cumulative voting with respect to the election of directors by a class of shareholders to which the holder belongs, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each holder of shares of that class shall have the right to accumulate such voting power as the holder possesses at such election with respect to shares of that class. Each holder of shares of Class A Common Stock or Class B Common Stock as the case may be, shall have as many votes as equal the number of shares of that class of Common Stock owned by that holder multiplied by the number of directors to be elected by the holders of that class of Common Stock. These votes may be distributed among the total number of directors to be elected by the holders of that class of common stock or distributed among any lesser number, in such proportion as the holder may desire.

Under Ohio law and the Company's Articles of Incorporation, broker non-votes and abstaining votes will be counted for purposes of determining whether a quorum is present at the annual meeting, but will not be counted in favor of or against any nominee for election to the Board of Directors of the Company. Abstentions will be counted as cast with respect to a proposal and have the same effect as votes against the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending January 31, 2000. Broker non-votes will not be counted as cast for any proposal.

                              Election of Directors

It is intended that proxies will be voted for the election of the nominees named in the table below as directors of the Company unless authority is withheld. Each is to serve until the next annual shareholders' meeting and until their successor is elected and qualified. In the event any one or more of such nominees unexpectedly becomes unavailable for election, proxies will be voted in accordance with the best judgment of the proxy holder. All nominees are presently directors of the Company.

At March 1, 1999, the Ratner, Miller and Shafran Families, which include members of the Company's current Board of Directors and certain executive officers ("Family Interests"), owned 74.7% of the Class B Common Stock. RMS, Limited Partnership ("RMSLP"), which owned 74.4% of the Class B Common Stock outstanding as of the record date, is a limited partnership, comprised of the Family
Interests,  with eight individual  general  partners,  currently  consisting of:
Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company; Charles A. Ratner, President and Chief Executive Officer of the Company and Director; Ronald A. Ratner, Executive Vice President of the Company and Director; Brian J. Ratner, Senior Vice President East Coast Development of the Company and Director; Deborah Ratner Salzberg, Vice President of Forest City Residential, Inc., a subsidiary of the Company, and Director; Joan K. Shafran, Director; Joseph Shafran; and one position that is currently vacant. Nathan Shafran is the father of Joan K. Shafran and Joseph Shafran and the uncle of Charles A. Ratner, James A. Ratner and Ronald A. Ratner, who are brothers, and of Albert B. Ratner. Albert B. Ratner is the father of Brian J. Ratner and Deborah Ratner Salzberg and is first cousin to Charles A. Ratner, James A. Ratner, Ronald A. Ratner, Joan K. Shafran and Joseph Shafran. Samuel H. Miller was married to Ruth Ratner Miller (now deceased), a sister of Albert B. Ratner. The vacant general partnership position relates to shares controlled by the children of Ruth Ratner Miller.

Under the partnership agreement of RMSLP ("Agreement"), the voting power of the general partners representing a family branch is determined by dividing the interest of the family branch they represent by the aggregate interests of all family branches. The voting power of the general partner or general partners representing a family branch may not be divided or apportioned but must be voted together as a whole. If the general partners representing a family branch are unable to agree on how to vote that branch, the total voting power of the other general partners is computed without reference to the voting power otherwise available to that family branch. Accordingly, the voting power of the Ruth Miller Family Branch will be excluded until its vacant general partner position is filled. General partners holding 60% of the total voting power (excluding the voting power of a family branch, if any, unable to agree on how to vote on a particular matter) of RMSLP determine how to vote the Class B Common Stock of Forest City Enterprises, Inc. held by RMSLP.

At March 1, 1999, members of the Family Interests collectively owned 32.9% of the Class A Common Stock. The following table includes the shares of Class B Common Stock held by RMSLP at March 1, 1999, under the Agreement voted by the general partners of RMSLP who under Rule 13d-3 of the Securities Exchange Act of 1934 are deemed to be the beneficial owners of those shares of Class B Common
Stock:


                                                                                    Percent of
                                                  Shares of Class B                   RMSLP's
                               Name of               Common Stock               Holdings of Class B
Family Branch              General Partners       Held through RMSLP               Common Stock*
---------------------------------------------------------------------------------------------------
Max Ratner                Charles A. Ratner          3,215,370                         40.4%
                          Ronald A. Ratner

Albert Ratner             Brian J. Ratner            1,658,636                         20.9%
                          Deborah Ratner Salzberg

Samuel H. Miller          Samuel H. Miller             607,202                          7.6%

Shafran                   Joan K. Shafran            1,601,936                         20.1%
                          Joseph Shafran

Ruth Miller               (Presently vacant)           874,786                         11.0%


                                                     ---------                        ------
  Total                                              7,957,930                        100.0%
                                                     =========                        ======

* Represents total voting power for the Family Branch. The Ruth Miller Family Branch currently does not have voting power as its general partner position is vacant. Accordingly, the current voting power within RMSLP is as follows: Max Ratner Family Branch, 45.4%; Albert Ratner Family Branch, 23.4%; Samuel H. Miller Family Branch, 8.6%; and Shafran Family Branch, 22.6%.

The following table sets forth the beneficial ownership of shares of Class A Common Stock and Class B Common Stock as of March 1, 1999 of each director, nominee, other named executive officer and all directors and executive officers as a group. Except as otherwise noted, each person has had the principal occupation shown for at least the last five years.

                                                                             Number of Shares of Common
                                                                              Stock Beneficially Owned
                                                       ---------------------------------------------------------------------------
                                                                                  Combined
                                                                                   Class
                                                        Class A                   A and B       Percent     Class B
                     Occupation             Director     Common       Percent      Common          of        Common      Percent
    Name               and Age                 Since   Stock(f)(h)   of Class(f)  Stock(g)(h)    Class (g)    Stock     of Class
--------------- -------------------------------------------------------------------------------------------------------------------
HONORARY DIRECTOR

    Nathan       Honorary Vice Chairman       1960       576,939 (1)    2.99%        581,439       3.01%     4,500 (2)   0.04%
    Shafran      of the Company since June                                             (1)(2)
                 1997; Vice Chairman of
                 the Board of Directors
                 of the Company prior to
                 June 1997.
                 Age 85. (d)

NOMINEES
(a) Michael P.   Co-Chairman, Inter-          1995        17,625 (3)    0.09%         17,625       0.09%          -        -
    Esposito,Jr. Atlantic Capital Partners
                 (investment banking);
                 Chairman  of XL Capital Ltd.
                 (f/k/a Exel Limited) (insurance);
                 Retired Executive Vice
                 President - Chief Control
                 Compliance and
                 Administrative Officer,
                 The Chase Manhattan
                 Bank, N.A. (banking).
                 Age 59. (c)

                                                                             Number of Shares of Common
                                                                              Stock Beneficially Owned
                                                       ---------------------------------------------------------------------------

                                                                                 Combined
                                                                                   Class
                                                        Class A                   A and B      Percent      Class B
                     Occupation             Director     Common       Percent      Common        of         Common      Percent
    Name               and Age                 Since   Stock(f)(h)   of Class(f)  Stock(g)(h)  Class (g)    Stock     of Class
--------------- -------------------------------------------------------------------------------------------------------------------
(a) Joan K.      Executive Managing           1997       211,958 (4)    1.10%      8,174,388      30.00% 7,962,430 (5)  74.41%
    Shafran      Partner, The Berimore                                                 (4)(5)
                 Company  (investments); Principal
                 and President of the Board,
                 Do While Studio (art and
                 technology nonprofit).
                 Age 51.

(a) Louis        Retired Member of The        1999              -           -              -           -         -          -
    Stokes       United States Congress
                 Age 74.

(b) Albert B.    Co-Chairman of the           1960       723,918 (6)    3.75%        727,029       3.77%     3,111 (7)   0.03%
    Ratner       Board of Directors of the                                             (6)(7)
                 Company since June 1995,
                 Vice Chairman of the Board
                 of the Company from June
                 1993 to June 1995, Chief
                 Executive Officer prior to
                 July 1995 and President
                 prior to July 1993.
                 Director of American
                 Greetings Corporation
                 (greeting cards) and
                 RPM, Inc. (manufacturing).
                 Age 71. (d)

(b) Samuel H.    Co-Chairman of the           1960     1,020,984 (8)    5.30%      8,978,914      32.96% 7,957,930 (9)  74.36%
    Miller       Board of Directors                                                   (8)(9)
                 of the Company since
                 June 1995, Chairman of the
                 Board of the Company from
                 June 1993 to June 1995 and
                 Vice Chairman of the Board,
                 Chief Operating Officer
                 of the Company prior to
                 June 1993, Treasurer of
                 the Company since
                 December 1992.
                 Age 77. (d)

                                                                            Number of Shares of Common
                                                                              Stock Beneficially Owned
                                                       ---------------------------------------------------------------------------
                                                                                  Combined
                                                                                   Class
                                                        Class A                   A and B       Percent     Class B
                     Occupation             Director     Common       Percent      Common          of        Common      Percent
    Name               and Age                 Since   Stock(f)(h)   of Class(f)  Stock(g)(h)    Class (g)    Stock     of Class
--------------- -------------------------------------------------------------------------------------------------------------------
(b) Charles A.   President of the Company     1972    1,774,817 (10)    9.20%      9,732,747      35.72% 7,957,930 (11) 74.36%
    Ratner       since June 1993, Chief                                              (10)(11)
                 Executive Officer of the
                 Company since June 1995,
                 Chief Operating Officer
                 from June 1993 to
                 June 1995 and Executive
                 Vice President prior to
                 June 1993. Director of
                 Cole National Corporation
                 (retail) and Cole National
                 Group Inc. (retail).
                 Age 57. (d)

(b) James A.     Executive Vice President     1984    2,033,023 (12)   10.54%      2,033,023      10.54%          -(13)     -
    Ratner       of the Company and                                                  (12)(13)
                 President of Forest City
                 Rental Properties
                 Corporation,
                 a subsidiary of the
                 Company.
                 Age 54. (d)

(b) Jerry V.     Retired Chairman             1984        2,125 (14)    0.01%          2,125       0.01%           -        -
    Jarrett      and Chief
                 Executive Officer
                 of Ameritrust
                 Corporation (banking);
                 Director of International
                 Total Services (services)
                 Age 67. (c)

(b) Ronald A.    Executive Vice President     1985      858,675 (15)    4.45%      8,816,605      32.36% 7,957,930 (16) 74.36%
    Ratner       of the Company and                                                  (15)(16)
                 President of Forest
                 City Residential Group,
                 Inc., a subsidiary of the
                 Company. Age 52. (d)

(b) Scott S.     President, Tulane            1989        3,225 (17)    0.02%          3,225       0.02%           -        -
    Cowen        University (education) since
                 July  1998;
                 Dean and Professor
                 of Weatherhead School
                 of Management, Case
                 Western Reserve University
                 (education) prior to July 1998.
                 Director of JoAnn
                 Stores, Inc., (specialty
                 retailing), Newell
                 Rubbermaid Corporation
                 (consumer products) and
                 American Greetings
                 Corporation (greeting cards).
                 Age 52. (c)

                                                                             Number of Shares of Common
                                                                              Stock Beneficially Owned
                                                       ---------------------------------------------------------------------------
                                                                                  Combined
                                                                                   Class
                                                        Class A                   A and B       Percent     Class B
                     Occupation             Director     Common       Percent      Common          of        Common      Percent
    Name               and Age                 Since   Stock(f)(h)   of Class(f)  Stock(g)(h)    Class (g)    Stock     of Class
--------------- -------------------------------------------------------------------------------------------------------------------
(b) Brian J.     Senior Vice President -      1993      139,784 (18)    0.72%      8,097,714      29.72% 7,957,930 (19) 74.36%
    Ratner       East Coast Development of the                                       (18)(19)
                 Company since January 1997,
                 Vice President-Urban
                 Entertainment from June
                 1995 to December 1996,
                 Vice President of the
                 Company from May 1994 to
                 June 1995 and an officer
                 of various subsidiaries.
                 Age 41. (d)

(b) Deborah      Officer of various           1995       80,552 (20)    0.42%      8,038,482      29.51% 7,957,930 (21) 74.36%
    Ratner       subsidiaries of the                                                 (20)(21)
    Salzberg     Company.
                 Age 45. (d)

OTHER NAMED EXECUTIVE OFFICER

    Thomas G.    Senior Vice                              3,600 (22)    0.02%          4,088       0.02%      488        0.00%
    Smith        President, Chief
                 Financial Officer and
                 Secretary of the
                 Company. Director
                 of Cleveland Region
                 Advisory Board, First
                 Merit Bank (banking).
                 Age 58. (d,e)

ALL DIRECTORS, NOMINEES AND EXECUTIVE
OFFICERS AS A GROUP (19 in number)                    5,057,254 (23) 26.19%       13,023,750      47.75% 7,966,496 (24) 74.44%
                                                                                     (23)(24)


(1) Includes 69,118 shares of Class A Common Stock held in a partnership in which Mr. Shafran has shared power of voting and disposition. Mr. Shafran has beneficial ownership of 464,376 shares held in trusts for which he is trustee and has shared power of voting and disposition.

(2) These represent shares held in a partnership in which Mr. Shafran has shared power of voting and disposition. Mr. Shafran disclaims beneficial ownership of 1,485,528 shares of Class B Common Stock owned through the Shafran Family Branch of RMSLP. See discussion of RMSLP above.

(3) Includes 1,125 shares that were issuable upon the exercise of stock options vested at March 1,1999 and within 60 days thereafter.

(4) Includes 69,118 shares of Class A Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran has beneficial ownership of 140,590 shares held in a trust for which she is trustee and has shared power of voting and disposition.

(5) Includes 4,500 shares of Class B Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran's beneficial ownership of the remaining 7,957,930 shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP above.

(6) Albert B. Ratner has beneficial ownership of 372,972 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 180,602 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 66,988 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees.

(7) Does not reflect the following shares that Albert B. Ratner disclaims beneficial ownership of: 1,424,674 shares of Class B Common Stock held by trusts for which he is trustee and 80,775 shares held by trusts for which he is trust advisor, of which 610,499 shares are held in the Albert Ratner Family Branch of RMSLP, 618,470 shares are held in the Max Ratner Family Branch of RMSLP and 276,480 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP above.

(8) Samuel H. Miller has beneficial ownership of 464,376 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 550,202 shares for which he has sole power of voting and disposition.

(9) Samuel H. Miller's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(10) Charles A. Ratner has beneficial ownership of 1,287,300 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 2,672 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 129,914 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 7,200 shares that were issuable upon the exercise of stock options vested at March 1, 1999 and within 60 days thereafter.

(11) Charles A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(12) James A. Ratner has beneficial ownership of 1,386,826 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 138,532 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 23,624 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 4,500 shares that were issuable upon the exercise of stock options vested at March 1, 1999 and within 60 days thereafter.

(13) Does not reflect the following shares that James A. Ratner disclaims beneficial ownership of: 1,979,033 shares of Class B Common Stock held by trusts for which he is trustee and 134,132 shares held by trusts for which he is trust advisor, of which 1,282,694 shares are held in the Max Ratner Family Branch of RMSLP, 378,028 shares are held in the Albert Ratner Family Branch of RMSLP and 452,443 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP above.

(14) Includes 1,125 shares that were issuable upon the exercise of stock options vested at March 1, 1999 and within 60 days thereafter.

(15) Ronald A. Ratner has beneficial ownership of 223,902 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 137,720 shares for which he has sole power of voting and disposition. Includes 4,500 shares that were issuable upon the exercise of stock options vested at March 1, 1999 and within 60 days thereafter.

(16) Ronald A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(17) Includes 1,125 shares that were issuable upon the exercise of stock options vested at March 1, 1999 and within 60 days thereafter.

(18) Brian J. Ratner has beneficial ownership of 5,640 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner claims beneficial ownership of 15,600 shares held as custodian for his daughter and as to which he has sole power of voting and disposition. Includes 2,700 shares that were issuable upon the exercise of stock options vested at March 1, 1999 and within 60 days thereafter.

(19) Brian J. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(20) Deborah Ratner Salzberg has beneficial ownership of 51,840 shares of Class A Common Stock held in trusts for which she is trustee and has shared power of voting and disposition. Includes 900 shares that were issuable upon the exercise of stock options vested at March 1, 1999 and within 60 days thereafter.

(21) Deborah Ratner Salzberg's beneficial ownership of these shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP above.

(22) Includes 150 shares that were issuable upon the exercise of stock options vested at March 1, 1999 and within 60 days thereafter.

(23) These shares of Class A Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category. Includes 27,825 shares that were issuable upon the exercise of stock options vested at March 1, 1999 and within 60 days thereafter.

(24) These shares of Class B Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Included in this total are 7,957,930 shares of Class B Common Stock that are held by RMSLP. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category.

(a)  Nominated for election by holders of Class A Common Stock.

(b)  Nominated for election by holders of Class B Common Stock.

(c) Member of the Audit, Compensation and Nominating and Corporate Governance Committees.

(d)  Officer and/or director of various subsidiaries of the Company.

(e)  This officer is not a director.

(f) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(g) Reflects potential conversion of all Class B Common Stock held by the nominee or officer listed to Class A Common Stock. Shares of Class B Common Stock are convertible pursuant to their terms into shares of Class A Common Stock at any time on a 1 for 1 basis.

(h) This column includes, if any, Class A stock options that were exercisable on March 1, 1999 or will be exercisable within 60 days after such date.

The Company has been advised that the shares owned by RMSLP and shares owned by other Ratner, Miller and Shafran families will be voted for the approval of the election of the directors nominated. If such shares are voted for approval, then such vote will be sufficient to elect the nominees voted on by the Class B shareholders.

                              Director Compensation

Each non-employee director of the Company receives a quarterly retainer of $6,250. They also receive a fee of $500 for attending any board committee meeting and an additional $500 for serving as chairman for any board committee meeting. During fiscal 1998, Messrs. Cowen, Esposito and Jarrett received $4,500, $3,000 and $4,000, respectively, for attending or serving as chairman for board committee meetings. In addition, Messrs. Esposito and Jarrett received $3,000 and $5,000, respectively, for attending other meetings in their capacity as a director of the Company. Directors who are also employees of the Company receive no additional compensation for service as directors.

We regret the loss of our director, J Maurice Struchen, who died in March 1999. In addition to his retainer, Mr. Struchen received $3,000 for attending Audit and Compensation committee meetings and $58,500 for attending other meetings in his capacity as a director of the Company.

                           Principal Security Holders

The following table sets forth the security ownership as of March 1, 1999 of all other persons who beneficially own 5% or more of the Company's common stock.

                                                     Number of Shares of Common
                                                       Stock Beneficially Owned
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Combined
                                                                         Class
                                           Class A                      A and B                       Class B
                                           Common          Percent      Common         Percent        Common        Percent
Name and Address                          Stock(a)       of Class(a)   Stock(b)       of Class(b)     Stock         of Class
--------------------------------------------------------------------------------------------------------------------------------
Private Capital Management, Inc. and    1,851,344(1)(5)     9.60%      2,117,344(1)(5)  10.83%        266,000(1)(5)   2.49%
   Bruce S. Sherman
3003 Tamiami Trail North
Naples, FL 33940

Southeast Asset Management, Inc. and     1,651,900(2)(5)    8.57%      1,840,478(2)(5)   9.45%        188,578(2)(5)   1.76%
   Longleaf Partners Realty Fund
6410 Poplar Ave., Suite 900
Memphis, TN 38119

Wanger Asset Management, L.P,.             699,760(3)(5)    3.63%      1,169,720(3)(5)   5.92%        469,960(3)(5)   4.39%
   Wanger Asset Management, Ltd.,
   Ralph Wanger and Acorn Investment
   Trust, Series Designated Acorn Fund
227 West Monroe, Suite 3000
Chicago, IL 60606

William Harris Investors, Inc.             624,568(4)(5)    3.24%        993,098(4)(5)   5.05%        368,530(4)(5)   3.44%
2 North LaSalle Street, Suite 400
Chicago, IL 60602-3703

Joseph Shafran                             233,459(6)       1.21%      8,195,889(6)     30.08%      7,962,430(6)     74.41%
Paran Management Company
13212 Shaker Boulevard, Suite 100
Cleveland, OH 44120

Ratner, Miller & Shafran Family
Interests                                6,352,337(7)      32.91%     14,343,228(7)     52.55%      7,990,891(7)     74.67%
1600 Terminal Tower
50 Public Square
Cleveland, OH 44113


(1) Private Capital Management, Inc. (PCM), a Florida corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. PCM is deemed to be the beneficial owner of the securities in the table above because of its shared power to dispose or to direct the disposition of these securities; PCM disclaims any power to vote or to direct the voting of these securities. Bruce S. Sherman, as President of PCM, may also be deemed to be the beneficial owner of the 1,851,344 shares beneficially owned by PCM. Mr. Michael J. Seaman, an employee of PCM or its affiliates, owns 8,100 shares of Class A Common Stock not included in the table above. Mr. Seaman disclaims any beneficial ownership in any of the securities beneficially owned by either PCM or Mr. Sherman.

(2) Southeastern Asset Management, Inc. (SAM), a Tennessee corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. Longleaf Partners Realty Fund (LPRF) is a series of Longleaf Partners Fund Trust, a Massachusetts business trust. SAM is the beneficial owner of the securities included in the table above because of its advisory relationship with the persons owning the securities. SAM and LPRF disclaim beneficial ownership in 453,700 shares of Class A Common Stock held in an account over which they have no voting or dispositive powers. Mr. O. Mason Hawkins, a U.S. citizen and Chairman of the Board and Chief Executive Officer of SAM, could be deemed to be a controlling person of SAM as a result of his official position with or ownership of its voting securities. The existence of such control is expressly disclaimed. Mr. Hawkins does not own, directly or indirectly, any securities included in the table above.

(3) Wanger Asset Management, L.P. (WAM) is a Delaware limited partnership registered under Section 203 of the Investment Advisers Act of 1940, Wanger Asset Management, Ltd. (WAM Ltd) is a Delaware corporation and Ralph Wanger (Wanger) is a U.S. citizen. WAM Ltd. is the sole general partner of WAM. Wanger is the principal stockholder of WAM Ltd. Acorn Investment Trust, Series Designated Acorn Fund (Acorn) is a Massachusetts business trust. Power over voting and disposition of the securities reported by Acorn is shared with WAM, which is the investment advisor of Acorn.

(4) William Harris Investors,Inc. (WHI), a Delaware corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. WHI has reported to the Company that it is the beneficial owner of the securities included in the table above because of its advisory relationship with the persons owning the securities.

(5) The number of shares of capital stock beneficially owned represent shares beneficially owned at December 31, 1998 as disclosed in Form 13G filed by the Principal Security Holder named in the table.

(6) Joseph Shafran is the son of Nathan Shafran and brother of Joan K. Shafran. Included in the Class A Common Stock are 69,118 shares held in a partnership in which Joseph Shafran has shared power of voting and disposition. Mr. Shafran has beneficial ownership of 164,341 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Included in the Class B Common Stock are 4,500 shares held in a partnership in which Joseph Shafran has shared power of voting and disposition. Joseph Shafran's beneficial ownership of the remaining 7,957,930 shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under "Election of Directors."

(7) The Ratner, Miller and Shafran families have an ownership interest in the Company as reflected in the table above. These securities are beneficially owned by members of these families either individually or through a series of trusts and custodianships. Of the shares of Class B Common Stock listed above, RMSLP owns 7,957,930 shares which represents 74.36% of the Class B Common Stock outstanding at March 1, 1999.

     Certain members of the Ratner, Miller and Shafran families have been nominated for election to serve on the Board of Directors of the Company. (See information regarding nominees and directors previously disclosed for further information regarding the beneficial ownership of the Company's Common Stock by these individuals).

(a) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(b) Reflects potential conversion of all Class B Common Stock held by the principal security holder listed to Class A Common Stock. Shares of Class B Common Stock are convertible into shares of Class A Common Stock at anytime on a 1 for 1 basis.

                      Committees of the Board of Directors

During the last fiscal year, the Company's Board of Directors held four regular meetings.

The Audit Committee is composed of three non-employee directors: Messrs. Michael
P. Esposito, Jr. (Chairman), Scott S. Cowen and Jerry V. Jarrett. The Audit Committee recommends the firm of independent accountants to be appointed by the Board of Directors (subject to approval by the shareholders) reviews the fee structure and the scope of the annual audit, reviews the results of the annual audit, reviews reports of significant audits performed by the Company's internal auditors, reviews the adequacy of internal controls and consults with independent accountants and financial management on accounting issues, including significant changes in accounting practices. Two Audit Committee meetings were held during 1998.

The Compensation Committee is comprised of three non-employee directors: Messrs. Jerry V. Jarrett (Chairman), Scott S. Cowen and Michael P. Esposito, Jr. The Compensation Committee reviews the compensation arrangements for senior management. Three Compensation Committee meetings were held during 1998.

The Nominating and Corporate Governance Committee is comprised of three non-employee directors: Messrs. Scott S. Cowen (Chairman), Michael P. Esposito, Jr. and Jerry V. Jarrett. The Nominating and Corporate Governance Committee was formed in March 1999 for the purpose of proposing Board of Director nominees and to advise the Board on all matters concerning corporate governance, to the extent these matters are not the responsibility of other committees, assessing the Board's performance and making recommendations to the Board on the functions and duties of the committees of the Board, general Board practices and the Company's relations with its stockholders.

Each director attended at least 75% of the meetings of the Board and those committees on which the director served.

           Compensation Committee Interlocks and Inside Participation

The Compensation Committee of the Board of Directors consists entirely of nonemployee Directors. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

                          Compensation Committee Report

The Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

The primary role of the Compensation Committee is to develop and implement compensation policies that are consistent with and integrally linked to the accomplishment of the Company's strategic objectives.

The Company believes that shareholder value is best maximized through the increase in Earnings Before Depreciation, Amortization and Deferred Taxes, as discussed in the Management's Discussion and Analysis section of the Company's Annual Report, and the increase in the value of its real estate portfolio over time.

The Company adheres to certain principles in developing its compensation policies. First, total compensation should be competitive with other companies in the real estate industry of similar size. Incentive compensation should be linked both to each individual's performance and the performance of the Company as a whole. Compensation opportunities should be structured to attract and retain those individuals that can help achieve the Company's strategic objectives and thus maximize shareholder value.

The Compensation Committee reviews and approves all policies under which each form of compensation is paid or awarded to the Company's "key" officers as defined by the Committee. The salaries of the Chief Executive Officer and the five other most highly compensated officers are proposed by the Chief Executive Officer to the Committee for approval. The Committee then reviews and approves the compensation of the Chief Executive Officer and the five other most highly compensated executive officers. The Compensation Committee also reviews the salaries and incentives for each member of the Ratner, Miller and Shafran families identified as executive officers.

The Compensation Committee utilizes nationally recognized outside experts as consultants to assist it in the performance of its duties. These consultants are asked to analyze officers salaries and compare those paid by Forest City Enterprises with comparable corporations in the real estate field. In addition, the consultants are asked to provide the committee with guidance on ranges in annual salary and incentive compensation so officers of Forest City Enterprises would be compensated on a competitive basis. The committee meets with these consultants as required, and expects to continue to use their services in the future.

 Jerry V. Jarrett, Chairman     Scott S. Cowen      Michael P. Esposito, Jr.

                             Executive Compensation

The following table sets forth the compensation awarded to, earned by, or paid to the Company's chief executive officer and the five other most highly compensated executive officers. Shares have been adjusted for the two-for-one stock split paid on July 16, 1998.


                                                      Summary Compensation Table
                                                      --------------------------
                                                                            Long Term
                                                                          Compensation
                                                                             Awards
                                                                          ------------
                                                                           Securities
                                              Annual Compensation          Underlying            All Other
Name and Principal Position       Year        Salary($)     Bonus($)       Options(#)         Compensation($)
-------------------------------------------------------------------------------------------------------------
Charles A. Ratner,                1998        $ 399,986     $ 200,000        28,800              $ 114,408
    President and Chief           1997          398,543         -              -                   125,562
    Executive Officer             1996          324,986         -            28,800                137,726

Albert B. Ratner, Co-Chairman     1998          449,986         -              -                   126,330
    of the Board of  Directors    1997          449,679         -              -                   143,466
                                  1996          449,986         -              -                   159,634

Samuel H. Miller, Co-Chairman     1998          399,985         -              -                    12,128
    of the Board of  Directors    1997          399,986         -              -                    12,128
    and Treasurer                 1996          385,121       109,000          -                    12,103

Thomas G. Smith,                  1998          319,794       155,000        14,400                 51,900
    Senior Vice President,        1997          309,800       140,000          -                    51,900
    Chief Financial Officer       1996          310,804       100,000        14,400                 51,875
    and Secretary

James A. Ratner                   1998          324,986       162,500        18,000                  8,576
    Executive Vice President      1997          323,543         -              -                     8,554
                                  1996          249,985         -            18,000                  6,551

Ronald A. Ratner                  1998          324,986       162,500        18,000                  8,576
    Executive Vice President      1997          323,543         -              -                     8,554
                                  1996          249,985         -            18,000                  6,323

Amounts reported as "All Other Compensation" in 1998 include (i) accrual of annual benefits to each named executive officer's vested balance in the Company's deferred compensation plan as follows: Charles A. Ratner, $10,000; Albert B. Ratner, $10,000; Samuel H. Miller, $10,000; James A. Ratner, $7,000; and Ronald A. Ratner, $7,000; (ii) accrual of an amount for Thomas G. Smith that is provided in lieu of a deferred compensation plan that existed with his prior employer, $50,000; (iii) cost of group term life insurance as follows: Charles
A. Ratner, $900; Albert B. Ratner, $1,518; Samuel H. Miller, $1,128; Thomas G. Smith, $900; James A. Ratner, $576; and Ronald A. Ratner, $576; (iv) the Company's matching contribution to the 40l(k) plan as follows: Charles A. Ratner, $1,000; Albert B. Ratner, $1,000; Samuel H. Miller, $1,000; Thomas G. Smith, $1,000; James A. Ratner, $1,000; and Ronald A. Ratner, $1,000; and (v) the dollar value of the benefit to the named executive officer of the interest-free use of the Company paid premiums, excluding the term insurance portion which is paid by the named executive officer, from the current year to the projected date the premiums will be refunded to the Company for split-dollar life insurance as follows: Charles A. Ratner, $102,508; and Albert B. Ratner, $113,812.

The Company entered into employment  agreements with Albert B. Ratner and Samuel
H. Miller, Co-Chairmen of the Board of Directors effective July 1, 1989 and February 1, 1997, respectively, which provide for an annual salary of $450,000 and $400,000, respectively. The contracts were initially for a term of one year and are renewable annually. Although no formal bonus plan exists, an annual bonus may be awarded, determined on a discretionary basis.

The Company entered into  employment  agreements with James A. Ratner and Ronald
A. Ratner effective February 1, 1997 providing for annual salaries of $325,000 each. These contracts, which were initially for a term of one year, are renewable annually.

The employment agreements for Albert Ratner, Samuel Miller, Charles Ratner, James Ratner and Ronald Ratner further provide that upon the death of such officer his beneficiary will receive an annual payment for five years equal to one-half of his average annual contractual salary and bonus, if any, for the five calendar years immediately preceding his death.

                        Option Grants in Last Fiscal Year
                        ---------------------------------

The following table sets forth information regarding stock options granted during fiscal 1998 to the executive officers named in the Summary Compensation Table. The information in the table is adjusted for the two-for-one stock split paid on July 16, 1998.

                                                 Individual Grants
---------------------------------------------------------------------------------------------------------
                            Number
                             of           % of Total                                          Grant Date
                           Securities       Options                                              Value
                           Underlying     Granted to      Exercise                            -----------
                            Options        Employees       or Base                             Grant Date
                            Granted        in Fiscal        Price         Expiration            Present
                            (#) (1)          Year          ($/Sh)             Date            Value $ (2)
---------------------------------------------------------------------------------------------------------
Charles A. Ratner           28,800           7.4%          $28.50           3/17/08           $  435,427
Albert B. Ratner              -                -              -                -                   -
Samuel H. Miller              -                -              -                -                   -
Thomas G. Smith             14,400           3.7%          $28.50           3/17/08           $  217,714
Ronald A. Ratner            18,000           4.6%          $28.50           3/17/08           $  272,142
James A. Ratner             18,000           4.6%          $28.50           3/17/08           $  272,142


     (1) On March 17, 1998, fixed stock options to purchase Class A common stock were granted under the 1994 Stock Option Plan ("Plan"). The options have a term of 10 years and vest as follows: 25% after two years, 58% after three years and 100% after four years from date of grant. The exercise price is equal to the fair market value on the date of grant. Fair market value is defined as the price per share at the close of business on the date immediately preceding the date the stock option grant is awarded. Under the Plan, the awards may be incentive stock options or non-qualified stock options. All the options granted in the above table were non-qualified stock options, except for Thomas G. Smith, who was granted 7,044 incentive stock options and 7,356 non-qualified stock options.

     (2) The options were valued using the Black-Scholes option-pricing model using the following assumptions: expected volatility of 38%, based on closing prices of Class A Common Stock for 61 months prior to grant; risk-free rate of return of 5.7%; dividend yield of .5%, based on return of U.S. Government notes; expected life of 8.7 years and turnover of 3%.


                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values
                 -----------------------------------------------

The following Table shows stock options exercised during fiscal 1998 by the executive officers named in the Summary Compensation Table and the value of unexercised stock options to purchase Class A Common Stock held at January 31, 1999. The information in the Table is adjusted for the two-for-one stock split paid on July 16, 1998.

                                                                            Number of
                                                                           Securities             Value of
                                                                           Underlying            Unexercised
                                                                          Unexercised           In-the-Money
                                                                           Options at            Options at
                                 Shares                                    FY-End (#)            FY-End ($)
                              Acquired on              Value              Exercisable/          Exercisable/
        Name                  Exercise (#)          Realized ($)         Unexercisable          Unexercisable
-------------------------------------------------------------------------------------------------------------

Charles A. Ratner                  -                      -               7,200/50,400      $78,750/$236,250
Albert B. Ratner                   -                      -                     -                    -
Samuel H. Miller                   -                      -                     -                    -
Thomas G. Smith                  3,450                 $24,150              150/25,200       $1,641/$118,125
James A. Ratner                    -                      -               4,500/31,500      $49,219/$147,656
Ronald A. Ratner                   -                      -               4,500/31,500      $49,219/$147,656

The last closing price of the Company's Class A Common Stock for the fiscal year ended January 31, 1999 was $25.31 per share.

The following graph shows a comparison of five-year cumulative total return of Forest City Enterprises, Inc. Class A Common Stock (FCEA), Forest City Enterprises, Inc. Class B Common Stock (FCEB), Standard & Poor's 500 Stock Index (S&P 500) and the Dow Jones Real Estate Investment Index. The cumulative total return is based on a $100 investment on January 31, 1994 and the subsequent change in market prices of the securities at each respective fiscal year end. It also assumes that dividends were reinvested quarterly.

                                Performance Graph

                         JAN-94     JAN-95     JAN-96     JAN-97     JAN-98     JAN-99
--------------------------------------------------------------------------------------
FCEA                     $100       $ 77       $ 85       $159       $209       $198
FCEB                     $100       $ 72       $ 77       $144       $191       $181
S&P500                   $100       $101       $139       $176       $224       $296
Dow Jones Real Estate
 Investment Index        $100       $ 91       $112       $152       $177       $138


                      Transactions with Affiliated Persons

The Company paid approximately $310,000 as total compensation during 1998 to RMS Investment Corp. (RMSIC), a company engaged in property management and leasing, controlled by the four children of Charles A. Ratner (the President, Chief Executive Officer and a Director of the Company) each holding a 4.3% interest, the two children of James Ratner (an Executive Vice President and a Director of the Company) each holding a 4.3% interest, the two children of Ronald Ratner (an Executive Vice President and a Director of the Company) each holding a 4.3% interest, the two children of Albert Ratner (a Co-Chairman of the Company's Board of Directors), Deborah Ratner Salzberg and Brian J. Ratner, each holding a 12.5% interest, the two children of Mark Ratner, (brother of Charles Ratner, James Ratner and Ronald Ratner), the four children of Ruth Miller (deceased sister of Albert Ratner) and Samuel H. Miller (a Co-Chairman of the Company's Board of Directors) each holding a 2.75% interest, Samuel H. Miller as Trustee (14.0%), Nathan Shafran (an Honorary Director of the Company) as Trustee (3.6%) and Fannye Shafran as Trustee (3.6%). RMSIC manages and provides leasing services to two of the Company's Cleveland-area specialty retail shopping centers, Golden Gate (362,000 square feet) and Midtown (256,000 square feet). The rate of compensation for such services is 4% of all tenant rentals, plus a lease fee of 2% to 3%. Management believes these fees are comparable to that which other management companies would charge.

Under the Company's current policy, no director, officer or employee, including members of the Ratner, Miller or Shafran families, is allowed to invest in a competing real estate opportunity without first obtaining approval of the Company's Conflict of Interest Committee. However, the Company currently does not have non-compete agreements with any of its directors, officers and employees and, upon leaving the Company, any director, officer or employee could compete with the Company. An exception to the Company's conflict-of-interest policy permits existing directors, officers and employees, including Albert B. Ratner, Co-Chairman of the Board of Directors, Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer, Charles A. Ratner, President, Chief Executive Officer and Director, Ronald A. Ratner, Executive Vice President and Director, Brian J. Ratner, Senior Vice President Development and Director, Deborah Ratner Salzberg, Vice President of Forest City Residential, Inc. (a subsidiary of the Company) and Director, James A. Ratner, Executive Vice President, Director and President of Forest City Rental Properties Corporation and Nathan Shafran, Honorary Director, to retain an interest in 15 properties that were acquired before 1960 and one post 1960 acquisition, with a total cost of $94.0 million. All but one of those properties are located in Cleveland and are in competition with properties owned by the Company. The ownership of these properties by these directors, officers and employees makes it possible that conflicts of interest may arise between them and the Company. Although no such conflicts are anticipated, areas of possible conflict may be in the development or expansion of properties which may compete with the Company or the solicitation of tenants for the use of such properties.

The Company is a partner in various residential and land development projects with certain affiliates of William Harris Investors, Inc. ("Harris"), a principal security holder of the Company. The amounts of distributions, including repayment of loans, if any, made to Harris during calendar year 1998 and the net investment by Harris remaining at the end of 1998 are as shown below:


    Harris       Forest City                                                                     Harris Net
 Partnership      Partnership             Residential               1998 Distribution            Investment
   Interest        Interest                 Property                    to Harris                at 12/31/98
------------------------------------------------------------------------------------------------------------
    .5%              .5%               Lenox Club                     $          0                $  650,347
                                       Arlington, VA

    .5%              .5%               Lenox Park                          100,000                   (44,689)
                                       Silver Spring, MD

    .5%              .5%               Pavilion                          4,403,292                (8,529,276)
                                       Chicago, IL

Granite Development Partners, L.P. (Granite) is a limited partnership in which a Forest City entity is the general partner and which has publicly traded limited partnership units. Harris had a $1,320,000 investment in partnership units at the end of 1998. No distributions were paid during 1998 on any Granite partnership units. Interest payments of $464,068 were made by Granite to Harris during 1998.

In 1997, the Company's Silver Lakes investment was restructured. Under the agreement, Harris is a passive partner and the Forest City partner has management control. Harris is entitled to receive monthly distributions of $698,042 each month until a total of $16,753,000 has been distributed to Harris. During 1998 and 1997, payments totaling $10,470,630 and $6,282,370, respectively, were made to Harris. No more payments are due.

At December 31, 1998, Harris's partnership interest in Silver Lakes was 45%. The Forest City partner's partnership interest in Silver Lakes was 45%.

During 1997, the Company acquired Harris' partnership interest in SLJVII in exchange for the Company's partnership interests in the Seven Bridges partnerships plus a note for $1,382,931 bearing interest at 7% payable in twelve
(12) equal monthly installments. As of January 31, 1999, the note was paid in full.


             Section 16(a) Beneficial Ownership Reporting/Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who are beneficial owners of more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Reporting Persons are required by regulations of the Securities and Exchange Commission to furnish the Company's Corporate Secretary with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Section 16(a) forms received by it, or written representations from Reporting Persons that no Forms 5 were required for those persons, the Company believes that during 1997 all filing requirements applicable to Reporting Persons were complied.

                      Ratification of Independent Auditors

The Board of Directors recommends the ratification of PricewaterhouseCoopers LLP, Certified Public Accountants, by the shareholders at the annual meeting as the Company's independent auditors for the fiscal year ending January 31, 2000.

PricewaterhouseCoopers LLP has indicated that a representative of PricewaterhouseCoopers LLP will attend the annual meeting to respond to appropriate questions from shareholders. Their representative will also have the opportunity to make a statement at the meeting.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ended January 31, 2000. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, then such vote will be sufficient to approve such proposal.


                  Shareholder Proposals for 2000 Annual Meeting

Any shareholder proposals intended to be presented at the Company's 2000 annual meeting of shareholders must be received by the Company at the address below on or before January 3, 2000 for inclusion in the Company's proxy statement and form of proxy relating to the 2000 annual meeting of shareholders. If any stockholder proposal is submitted after March 15, 2000, the Board of Directors will be allowed to use its discretionary voting authority when the proposal is raised at the 2000 Annual Meeting, without any discussion of the matter in the proxy statement.


                                 Other Business

It is not anticipated that matters other than those described in this Proxy Statement will be brought before the meeting for action, but if any other matters properly come before the meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming annual meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's annual report on Form 10-K including the financial statements and schedules and excluding exhibits required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's Common Stock must set forth a good faith representation that, as of the record date for the annual meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting.

Written requests for such report should be directed to :





                                Thomas T. Kmiecik
                               Investor Relations
                          Forest City Enterprises, Inc.
                               1100 Terminal Tower
                                50 Public Square
                              Cleveland, Ohio 44113
                             tom_kmiecik@fceinc.com





                      Cost and Method of Proxy Solicitation

The  cost  of  solicitation  will  be  paid  by  the  Company.  In  addition  to solicitation by mail, arrangements may be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for their expense in so doing. Officers and other regular employees of the Company may, if necessary, request the return of proxies by telephone, telegram or in person.


         By order of the Board of Directors.

         /s/Thomas G. Smith, Secretary



Cleveland, Ohio
April 27, 1999

CLASS                  FOREST CITY ENTERPRISES, INC.                   CLASS
P     A        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF        A
R                THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
O
X   The undersigned hereby appoints Albert B. Ratner and Samuel H. Miller, and
Y each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the ballroom of the Ritz-Carlton Hotel, 1515 West Third Street, Cleveland, Ohio 44113, on June 8, 1999 at 2:00 p.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class A Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

      (1) The election of three (3) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

          Nominees: Michael P. Esposito, Jr., Joan K. Shafran, Louis Stokes

      (2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2000.

      (3) In their discretion, to vote upon such other business as may properly come before the meeting.

    PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.



                                                                -------------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                -------------



[X] Please mark your                                        SHARES IN YOUR NAME
    votes as in this
    example.





    FOR    WITHHELD                                    FOR    AGAINST   ABSTAIN

1   [ ]      [ ]                                    2  [ ]      [ ]       [ ]





                  DIRECTORS                                     AUDITORS
For, except vote withheld from the following nominee(s):

-------------------------------------------------------

                                                              CHANGE OF
                                                               ADDRESS
                                                                                THE BOARD OF DIRECTORS RECOMMENDS
                                                                                 A VOTE FOR ITEMS 1, AND 2.



                                                            ATTEND MEETING
                                                         (no ticket required)



SIGNATURE(S)______________________________      DATE ____________

SIGNATURE(S)______________________________      DATE ____________

Note: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.






     CLASS                  FOREST CITY ENTERPRISES, INC.                  CLASS
P    B         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF        B
R                THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
O
X   The undersigned hereby appoints Albert B. Ratner and Samuel H. Miller, and
Y each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the ballroom of the Ritz-Carlton Hotel, 1515 West Third Street, Cleveland, Ohio 44113 on June 8, 1999 at 2:00 p.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class B Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:


      (1) The election of nine (9) directors, each to hold office until the next annual shareholders' meeting and until his successor shall be elected and qualified.

          Nominees: Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James
          A. Ratner, Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen, Brian
          J. Ratner, Deborah Ratner Salzberg

      (2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2000.

      (3) In their discretion, to vote upon such other business as may properly come before the meeting.

    PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.




                                                                 -------------
                                                                  SEE REVERSE
                                                                      SIDE
                                                                 -------------


[X] Please mark your                                        SHARES IN YOUR NAME
    votes as in this
    example.





    FOR    WITHHELD                                    FOR    AGAINST   ABSTAIN

1   [ ]      [ ]                                    2  [ ]      [ ]       [ ]





                  DIRECTORS                                     AUDITORS
For, except vote withheld from the following nominee(s):

-------------------------------------------------------

                                                              CHANGE OF
                                                               ADDRESS
                                                                                THE BOARD OF DIRECTORS RECOMMENDS
                                                                                 A VOTE FOR ITEMS 1, AND 2.



                                                            ATTEND MEETING
                                                         (no ticket required)



SIGNATURE(S)______________________________      DATE ____________

SIGNATURE(S)______________________________      DATE ____________

Note: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.